UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 12, 2006

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On or about January 12, 2006 Patrick M. Byrne, the President of Overstock.com, Inc. (the “Company”), prepared written responses to a series of written questions posed by a Business Week reporter on January 10, 2006.  Late on January 12, 2006 the questions and Dr. Byrne’s answers were posted to a public website.  The questions and answers are filed herewith as Exhibit 99.1.  The financial information included therein and herein relating to the year ended December 31, 2005 is preliminary and subject to audit adjustments.  Dr. Byrne’s answers included the following statements:

1.                                       “In 2005 (as we have not formally announced it yet I must be vague) we grew about low-mid-sixties percent GAAP and lost between 2% and 3% GAAP.”

2.                                       “… our annual growth is … 4X the industry’s….”

3.                                       An employee of the Company “has taken our unprompted brand awareness from tiny single digits to 29%....”

4.                                       “Gross margins went up … 170 basis points in 2005.”

5.                                       “Auctions had GMV of about $30 million in 2005….”

6.                                       The Company’s accumulated loss since inception is approximately $90 million.

Item 9.01                                             Financial Statements and Exhibits

(d)	Exhibits.	99.1	Copy of questions and answers posted to a public web site on January 12, 2006.

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David Chidester
David Chidester
Senior Vice President, Finance
Date:	January 12, 2006